                                  EXHIBIT 10.4


                                 LOAN AGREEMENT

        THIS LOAN AGREEMENT ("Agreement") is made this 5th day of May, 2003 by and between Scioto Downs, Inc., an Ohio corporation ("Borrower"), having as its address 6000 South High Street, Columbus, OH 43207; and MTR Gaming Group, Inc., a Delaware corporation ("Lender"), having as its address State Route 2, P.O. Box 356, Chester, WV 26034.

                                    RECITALS:

        WHEREAS, the Borrower is in need of accessing funds for use for both capital expenditure and general operating matters and desires to borrow, and the Lender desires to lend, such amounts as may be advanced from time to time in an amount not to exceed One Million Dollars ($1,000,000.00) [the "Loan"]; and

        WHEREAS, pursuant to the an Open-End Mortgage, Security Agreement and Financing Statement of even date hereof (the "Mortgage"), the Borrower has granted to the Lender a mortgage on the approximately 173 acre parcel of real property located in the State of Ohio, County of Franklin, and Township of Hamilton, commonly known as 6000 South High Street, as more fully described in Exhibit A attached hereto and made a part hereof (the "Property"); and

        WHEREAS, pursuant to the terms and conditions of a Merger Agreement entered into as of December 23, 2002, as amended (the "Merger Agreement), by and between Lender, Borrower and Racing Acquisition Corp. (a wholly owned subsidiary of the Lender), the Lender has contracted to acquire all of the issued and outstanding stock of the Borrower (the "Acquisition"); and

        WHEREAS, in consideration of the Loan, and on account of Manager's extensive experience in the racing, simulcasting, gaming and food service business, the Borrower has entered into a Management Agreement, of even date herewith (the "Management Agreement"), pursuant to which, subject to the approval of the Ohio Racing Commission, the Lender will manage the business operations of the Borrower: and

        WHEREAS, the Loan is evidenced by a Promissory Note, of even date herewith, in the maximum principal amount of One Million Dollars
($1,000,000.00); and

        WHEREAS, the parties desire to set forth their respective rights and obligations under this Agreement.

        NOW, THEREFORE in consideration of the Loan and for other good and valuable consideration the receipt and sufficiency of which have been hereby acknowledged, the parties hereto agree as follows:

        1. Recitals. The foregoing recitals are hereby incorporated as though more fully set forth herein.

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        2.      Term. The Term of the Loan shall commence on the date first written above, with all obligations maturing on December 31, 2003, or on such earlier date on which the Loan shall become due and payable, in whole or in part, in accordance with the terms of the Loan Documents, by acceleration or otherwise (the "Maturity Date").

        3. Promissory Note. Borrower shall, contemporaneously with the execution of this Agreement, execute a Promissory Note in the form attached hereto as Exhibit B and incorporated herein by reference (the "Note"). The principal and interest and any other amount of payment or premium due shall hereinafter be referred to as the "Indebtedness."

        4. Loan Documents. This Agreement, the Note, the Mortgage, the Management Agreement and such other documentation as shall be required under this Agreement or by Lender or its counsel shall hereinafter collectively be referred to as the "Loan Documents".

        5.      Extension of Loan.

(a) Lender's obligation to extend the Loan is subject to the satisfaction of the following conditions:

                (i) Receipt by Lender of a copy of the resolutions adopted by the Board of Directors of the Borrower, certified by an authorized officer thereof, authorizing (i) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such entity is or will be a party and (ii) the execution, delivery and performance by Borrower of each Loan Document to which it is or will be a party and the execution and delivery of the other documents to be delivered by Borrower in connection herewith;

                (ii) Receipt by Lender of a certificate of an authorized officer of the Borrower certifying the names and true signatures of the officers of Borrower authorized to sign each Loan Document to which such entity is or will be a party and the other documents to be executed and delivered by the Borrower in connection herewith, together with evidence of the incumbency of such authorized officers;

                (iii)   Receipt by Lender of duly executed Loan Documents;

                (iv) Receipt by Lender of a certificate, dated as of a date not more than ten (10) Business Days prior to the date on which the Loan is to be made, of the appropriate official of the State of Ohio, of the Borrower certifying as to the existence in good standing of, and the payment of taxes by, the Borrower in such jurisdictions and listing all charter documents of the Borrower on file with such official(s);

                (v) Receipt by Lender of a copy of the charter of the Borrower, certified as of a date not more than thirty (30) days prior to the Effective Date by the appropriate official(s) of the jurisdiction of incorporation of the Borrower and as of the date on which the Loan is to be made by an authorized officer of Borrower;


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                (vi)    Receipt by Lender of a schedule of payables together
                with such other substantiation as Lender may require in its sole and absolute discretion;

                (vii) Receipt by the Lender of a non-disturbance agreement from National City Bank providing that National City Bank will not terminate the Management Agreement upon the foreclosure of National City Bank's loan with the Borrower (the "National City Bank Loan"), or upon National City Bank taking title to the Scioto Property under a deed in lieu of foreclosure, or taking possession of the Scioto Property directly or through a receiver.

                (viii) Receipt by the Lender of an estoppel certificate from National City Bank to the effect that the National City Bank Loan is not in default.

                (ix) If required, the receipt by the Lender of authorization from the Ohio Racing Commission as to the execution of the Management Agreement and the permissibility of the Manager Fees thereunder.

                (x) Receipt by Lender of such other agreements, instruments, approvals, opinions and other documents as the Lender may reasonably request;

        (b) Lender's obligation to extend the loan is conditioned upon the documents referred to in Section 5(a) above being satisfactory to the Lender in its sole discretion.


        6. Representations and Warranties of Borrower. Borrower represents and warrants to Lender the following, each of which shall be true and correct as of the date of this Agreement:

                a. The making of and performance of this Agreement by Borrower does not violate any laws, or breach any agreement, nor will it result in the default of any other agreement or instrument to which such party is bound.

                b. Borrower has the power and authority to enter into and perform this Agreement, including the Loan Documents, and to incur and perform the Obligations (as hereafter defined) herein and therein provided, and has taken all actions necessary to authorize the execution, delivery and performance of the Agreement including the Loan Documents.

                c. All of the representations and warranties set forth above shall survive and continue in full force and effect and remain true until all Obligations (as hereinafter defined) are satisfied in full and there remain no outstanding commitments hereunder.

        7. Borrower's Obligations. Borrower shall have the following obligations, which shall hereinafter be referred to as the "Obligations."


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

                a. To pay the principal of and interest on the Note in accordance with the terms thereof and to satisfy all of its other liabilities to Lender hereunder, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefore.

                b. To pay applicable property taxes with respect to the Property.

                c. To safeguard the Property against waste, impairment, loss or damage, and to maintain the Property in substantially the same condition as on the date hereof.

                d. To obtain such insurance as the Lender may, in its sole discretion, specify and, at Lender's request, to cause Lender to be named as an additional insured.

                e. To observe and comply with any and all of the covenants and promises made or due or owing to Lender pursuant to this Agreement or any of the Loan Documents.

                8. Default. The occurrence of any one or more of the following events shall constitute an Event of Default ("Event of Default") hereunder:

                a. Borrower shall admit its inability to pay its debts or shall make an assignment for the benefit of itself or any of its creditors.

                c. Proceedings in bankruptcy or for reorganization of Borrower for readjustment of any of its debts under the Bankruptcy Code shall be commenced against or by Borrower and, except with respect to any such proceedings instituted by Borrower shall not be discharged within thirty (30) days of their commencement.

                d. A receiver or trustee shall be appointed for Borrower or for any substantial part of its assets; any proceedings shall be instituted for the dissolution, or the full or partial liquidation, of Borrower which shall not be discharged within thirty (30) days of its commencement.

                e.      Borrower's representations and warranties set forth in
Section 6 hereof are not true and complete in all material respects on the date hereof and during the period during which the Borrower's Indebtedness has not been satisfied in full.

                f.      Borrower fails to satisfy its obligations set forth in
Section 7 hereof.

                g.      Borrower breaches its obligation under the Merger
Agreement.


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

                h. Borrower breaches its obligations under the , the Note, the Mortgage, the Management Agreement or under any other of the Loan Documents (subject to any applicable cure period).

                (i) Mara Enterprises, Inc. ("Mara") breaches its obligations under the Option Agreement, of even date hereof, or of substantially even date hereof, pursuant to which Mara granted to Lender an option to purchase the approximately 37 acre parcel of land in the County of Franklin, Township of Hamilton, as more fully described in such Option Agreement.

        9. Acceleration. Upon the occurrence of an Event of Default, Lender may, by written notice to Borrower, declare the Loan, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loan, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

        10. Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (upon delivery), by recognized overnight courier service (one business day after deposit), or by United States certified or registered mail, postage prepaid, return receipt requested (upon three (3) business days after deposit). If to Lender, notice shall be sent to the following address: MTR Gaming Group, Inc., State Route 2, P.O. Box 356, Chester, WV 26034, Attn: Edson
R. Arneault with a copy to Robert L. Ruben, Esq., Ruben & Aronson, LLP, 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814; if to Borrower, notice shall be sent to the following address: 6000 South High Street, Columbus, OH 43207 with a copy to Roderick H. Willcox, 65 E. State Street, Suite 1000, Columbus, OH 43215-4213. Any party hereto may change its address for receipt of notice by giving written notice to all other parties hereto.

        11. Waiver. The Borrower hereby waives, to the extent permitted by law, any requirement that the Lender protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against any Person or collateral prior to Lender's exercise of its rights hereunder.

        12.     Remedies.

        a. No remedy herein conferred upon or reserved to a party is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder and now or hereafter existing at law or in equity or by statute.

        b. Notwithstanding any provision in the Loan Documents to the contrary, the prevailing party in any litigation or mediation with respect to any disputes relating to this



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

Agreement shall be entitled to recover its reasonable attorneys fees from the other party for all matters, including but not limited to appeals.

        13.     Miscellaneous.

                a. This Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by, the respective personal representatives, heirs, successors and/or assigns of the parties hereto.

                b. This Agreement shall be construed and enforced in accordance with the laws of the State of Ohio and any action or proceeding instituted with respect to the performance or interpretation of any of the Loan Documents shall be brought in the courts of Ohio, with respect to which neither party shall assert lack of personal or subject matter jurisdiction or improper venue.

                c. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                d. The Borrower agrees to execute such further documentation and/or to undertake such further action(s) as may be necessary in the reasonable opinion of Lender in order to effectuate the terms of this Agreement.

                e. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision and, to this end, the provisions hereof are severable.

                f. All terms defined in this Agreement and any of the Loan Documents shall have the same meaning and effect in this Agreement as they have in the Loan Documents.

                g.      This Agreement is not assignable by Borrower.

                h. The occurrence of an Event of Default under this Agreement shall be treated by the parties as a default under the terms and provisions of the Loan Documents.

                i. Time is of the essence to this Agreement and the Loan Documents in each and every provision where time is a factor.

        14. Jury Trial Waiver. BY EXECUTION HEREOF AND ACCEPTANCE HEREOF, BORROWER, AND LENDER AGREE THAT NEITHER BORROWER NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE (ALL OF WHOM ARE COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION


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

PROCEDURE BASED UPON OR ARISING OUT OF THIS OBLIGATION OR ANY OF THE LOAN DOCUMENTS, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS OR THE DEALINGS OR RELATIONSHIP BY OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES WITH LENDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO BORROWER THAT ANY PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        15. Entire Agreement. All prior negotiations between the parties are merged in this Agreement, and the Loan Documents, and there are no promises, agreements, additions, undertakings, warranties or representations, oral or written, expressed or implied, between them other than as set forth hereinabove. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any breach of any provision of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced and no such waiver shall be deemed to be a consent to any subsequent breach of the same or any other provision.



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

        IN WITNESS WHEREOF, the parties have executed this Agreement for the purposes herein contained, the date, month and year first above written.


ATTEST:                                     LENDER:

                                            MTR GAMING GROUP, INC.


----------------------------                ----------------------------
                                            By:
                                            Its:

WITNESS:                                    BORROWER:

                                            SCIOTO DOWNS, INC.


----------------------------                ----------------------------
                                            By:  Edward T. Ryan
                                            Its: President









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


                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE














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